C o p y r i g h t © 2 0 2 3 L i s a t a T h e r a p e u t i c s , I n c . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered Corporate Presentation | November 2, 2023 Nasdaq: LSTA www.lisata.com Exhibit 99.2

Forward-looking statements advisory This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, target and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the long-term success of Lisata’s recently completed merger (the “Merger”) with Cend Therapeutics, Inc. (“Cend”), including the ongoing integration of Cend’s operations; Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the impact of the ongoing COVID-19 pandemic on Lisata’s business, the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; potential underperformance of Lisata’s business following the Merger as compared to management’s initial expectations; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on March 30, 2023, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. 2

Company Overview Lisata at a Glance

Lisata Therapeutics (Nasdaq: LSTA): Summary A clinical stage therapeutics development company rapidly advancing a novel solid tumor targeting and penetration technology to improve the efficacy of anti-cancer drugs Seasoned management with successful drug development experience and expertise Proprietary field- leading technology in underserved global indications Multiple projected product and business milestones over the next 24 months Platform technology “validated” by existing partnerships with potential for many others Projected cash runway into 2026, funding all development programs through to data 4

Therapeutic Focus and Rationale Problem, Solution and Approach

Improved solid tumor cancer treatment is a vital global need 6 1 www.who.int/news-room/fact-sheets/detail/cancer 2https://seer.cancer.gov/statfacts/html/common.html; As of November 2, 2023 In 2023, in the U.S. alone, there were ~2 million newly diagnosed cancer cases, with solid tumors comprising over 90% of these newly reported cases2 Examples of solid tumor cancers include lung, breast, pancreas, liver, bile duct, kidneys, ovaries, brain, colon, prostate, esophagus, and head & neck Cancer is a leading cause of death worldwide, accounting for nearly 10 million deaths in 2020, or nearly one in six deaths1

 Targeting and penetrating tumors present distinct challenges • Tumor stroma acts as a physical barrier, limiting the penetration and distribution of anti-cancer agents into the tumor • Tumor microenvironment (TME) immunosuppressive cells contribute to tumor resistance and/or metastases • Prolonged or escalated dosing of non-targeted anti-cancer therapy generally leads to intolerable off-target side effects • Translation of animal model results to human safety and efficacy has been inconsistent and challenging 7 Current solid tumor treatments are suboptimal

Leveraging the CendR transport mechanism to improve solid tumor treatment  RGD peptides serve as targeting agents to tumor cells, but do not enhance penetration and delivery of therapeutic agents  Internalizing RGD peptides (iRGDs) combine targeting and penetration enhancement  LSTA1 (certepetide) is an iRGD peptide that exploits the C-end Rule (CendR) active transport mechanism to target solid tumors and enhance tumor penetration  LSTA1 is in clinical development as a tumor targeting and penetration enhancer for solid tumor treatment Targeted penetration technology enhances drug delivery to solid tumors 8

LSTA1 promises optimized solid tumor treatment  LSTA1 converts tumor stroma from a barrier to a conduit for anti-cancer drugs  LSTA1 is agnostic to the modality of the companion anti-cancer therapy • Mechanism effective with co-administered or molecularly bound (tethered) anti-cancer therapies • Co-administration presents a streamlined development path to registration • Tethering creates a new chemical entity providing prolonged compound exclusivity • LSTA1 combats resistance and metastases1 • Preclinical data demonstrates that in highly fibrotic tumors, LSTA1 selectively depletes immunosuppressive T cells, enhances cytotoxic T cells and inhibits the metastatic cascade 9 1Sugahara, et al. Mol Cancer Ther; 14(1) January 2015; Hamilton, et al., J MolMed. April 2015; and Miyamura, et al., bioRxiv. May 2023.

LSTA1 development strategy is composed of two main pillars  Pursue rapid global registration in pancreatic ductal adenocarcinoma (mPDAC), initially combined with gemcitabine/nab-paclitaxel standard-of-care (SoC) • Phase 2b >95% enrolled 10  Demonstrate LSTA1 effectiveness when combined with a variety of SoC regimens (e.g., chemotherapy, immunotherapy, etc.) in a variety of solid tumor cancers • Multiple Phase 1b/2a studies underway

Partnerships Noteworthy existing relationships and potential for many more

Existing partnerships support LSTA1 promise and broad applicability Strategic partnership in China with Qilu Pharmaceutical  Exclusive rights to LSTA1 in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories  Strategy and activities under the auspices of a Joint Steering Committee with Lisata executives  Potential for up to $220 million to Lisata for milestones & tiered double-digit royalties on sales Clinical development alliances exploring combinations with chemo- & immunotherapy  LSTA1/gemcitabine/nab-paclitaxel treatment regimen with AGITG (AUS & NZ)  LSTA1/gemcitabine/nab-paclitaxel treatment regimen ± durvalumab with WARPNINE (AUS)  LSTA1/FOLFIRINOX treatment regimen ± nivolumab with WARPNINE (AUS)  LSTA1/gemcitabine/nab-paclitaxel treatment regimen ± atezolizumab with ROCHE 12 Additional partnership opportunities exist for many combinations with LSTA1 in a variety of solid tumor indications 12

LSTA1 Strong Scientific Foundation and Rationale

αvβ3/β5 integrins LSTA1 (certepetide) (Furin & others) Protease Cleavage CendR Peptide Fragment Tumor or Tumor Vascular Endothelial Cell 14  LSTA1: 9 amino acid cyclic peptide; high binding specificity and affinity to αvβ3/β5 integrins that are upregulated on: • Tumor vascular endothelium • Tumor cells  Once bound to αvβ3/β5 integrins, LSTA1 is cleaved by proteases in the tumor microenvironment, releasing a C-end Rule (CendR) linear peptide fragment 14 LSTA1 Mechanism of Action: Steps 1 & 2 of 3 Neuropilin-1

LSTA1 Mechanism of Action: Step 3 of 3 Neuropilin-1 CendR Peptide Fragment Co-administered or tethered anti-cancer drugs CendR Transport Pathway Tumor or Tumor Vascular Endothelial Cell Gap junction opening 15  The CendR fragment then binds with high affinity and selectivity to an adjacent receptor, neuropilin-1, activating the CendR transport pathway1 • Circulating moieties including unbound LSTA1, unbound CendR peptide fragment and co- administered or tethered drugs penetrate stroma and tumor, providing greater intratumoral access • Activating the CendR pathway has been shown to open intratumoral gap junctions enhancing extravasation of immune cells into tumors 15 1 Ding et al., Nature Comm, 2019.

LSTA1 selectively and efficiently facilitates intratumoral penetration Whole body imaging of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without LSTA1 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 16  Etching solution quenches fluorescence in circulation  LSTA1 provides selective tumor penetration 16 LSTA1 + FQD + Etching solutionFQD + Etching solution

1 Hurtado de Mendoza et al, Nature Comms, 2021. 2 Liu X et al., J Clin Invest, 2017. 17 Lung cancer + gemcitabine + LSTA1 Breast cancer + nanoparticle Abraxane + LSTA1 GI cancer + adoptive cell therapy + LSTA1PDAC + irinotecan nanoparticles + LSTA1 Orthotopically transplanted KPC PDAC tumors CEND-1 + irinotecan nanoparticles (i.v. co-admin) PDAC + gemcitabine + LSTA1 KPC mice genetically engineered to develop PDAC CEND-1 + gemcitabine (i.v. co-admin) Breast cancer + Herceptin® + LSTA1 17 Large body of work shows consistent LSTA1 activity/broad applicability Sampling of >300 scientific publications showing LSTA1/iRGD augmentation effects

LSTA1 Phase 1b/2a results: Compelling improvement of SoC efficacy N= # of study participants Median Overall Survival Median Progression-Free Survival Objective Response Rate Complete Response Partial Response Stable Disease Progressive Disease Disease Control Rate 16 weeks CA19-9 >20% drop N=171 6.8 mos. 3.3 mos. 9.4% (16) 0% (0) 9.5% (16) 41.5% (71) 34.5% (59) - - Gemcitabine + Nab-paclitaxel2 N=431 8.5 mos. 5.5 mos. 23% (99) 0.2% (1) 23% (98) 27% (118) 20% (86) 48% 61% Endpoints 1 Conroy T, et al., New England Journal of Medicine, 2011. 2 Von Hoff D, et al., New England Journal of Medicine, 2013. 3 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. Gemcitabine1 LSTA1 well-tolerated, no dose-limiting toxicities; safety with LSTA1 consistent with SoC alone First-line, mPDAC patients from 3 sites in Australia N=31 13.2 mos. 9.7 mos. 59% (17) 3.4% (1) 55% (16) 31% (9) 10.3% (3) 79% 96% LSTA1 + Gemcitabine + Nab-paclitaxel3 18

LSTA1 Phase 1b/2a results: Improved survival vs. SoC alone 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 1.0 3.0 5.0 7.0 9.0 11.0 13.0 Median Overall Survival (Months) Median Progression Free Survival (Months) M on th s (Von Hoff et. al) Gemcitabine + Nab-Paclitaxel (CEND1-001) Gemcitabine + Nab-Paclitaxel + LSTA1 13.2 months 8.5 months 5.5 months 9.7 months 55% Improvement in median OS 76% Improvement in median PFS 19

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Complete Response Partial Response Objective Response Rate Disease Control Rate at 16 weeks CA19-9 >20% drop (Von Hoff et. al) Gemcitabine + Nab-Paclitaxel (CEND1-001) Gemcitabine + Nab-Paclitaxel + LSTA1 LSTA1 Phase 1b/2a results: Consistent improvement across associated endpoints 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 59% 23% 3.4%0.1% 55% 23% 48% 79% 61% 96% 20

LSTA1 Clinical Development Portfolio Fast Track (PDAC - USA) Orphan Drug designated (PDAC – USA/EU & GBM – USA)

Implications of Fast Track and Orphan Drug designations 22  Orphan Drug Designation • Incentives such as tax credits, marketing exclusivity, fee waivers and the opportunity to apply for grants to support clinical trials • Specialized regulatory assistance from FDA's Office of Orphan Products Development (OOPD)  FDA Fast Track Designation • More frequent communication with and program-specific guidance from FDA • Eligible for Accelerated Approval, Priority Review and Rolling Review

LSTA1 capital efficient development plan; shared costs & selective geography 23 *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation First-line mPDAC Gemcitabine/nab-paclitaxel with LSTA1 or placeboAGITG/Lisata Phase 2b (ASCEND) Placebo-controlled Enrolling Australia & New Zealand Various Solid Tumors Standard of Care with LSTA1 or placebo Lisata Phase 2a (BOLSTER) Placebo-controlled Enrolling USA, Canada, EU and Asia Pancreatic, Colon, & Appendiceal Cancers LSTA1 + FOLFIRINOX + panitumumab*KUCC/Lisata Phase 1b/2a (CENDIFOX) Open-label Enrolling USA First-line mPDAC Gemcitabine/nab-paclitaxel + LSTA1Qilu/Lisata Phase 1b/2a Open-label Enrolling China Locally advanced, non-resectable PDAC Durvalumab/gemcitabine/nab-paclitaxel + LSTA1WARPNINE/Lisata Phase 1b/2a (iLSTA) Open-label Enrolling Australia Partners Region Indication and Test Articles Status 23

LSTA1 capital efficient development plan; shared costs & selective geography 24 Peritoneal Carcinomatosis (Colon & Ovarian) LSTA1 + HIPEC* intraoperative intraperitoneal lavage UCSD/Columbia University/Lisata Phase 1b/2a Open-label Pending initiation USA First-line Glioblastoma Multiforme (GBM) Temozolomide +/- LSTA1 Tartu University Lisata Phase 2a Placebo-controlled Pending initiation Estonia & Latvia First-line mPDAC Gemcitabine/Nab-paclitaxel + LSTA1Qilu/Lisata Phase 2 Placebo-controlled Pending initiation China Locally advanced, non-resectable Gastroesophageal Adenocarcinoma Nivolumab/FOLFIRINOX + LSTA1 WARPNINE/Lisata Phase 1b/2a (iGoLSTA) Open-label Pending initiation Australia Partners Region Indication and Test Articles Status 24 *Hyperthermic intraperitoneal chemotherapy First-line mPDAC Gemcitabine/nab-paclitaxel/LSTA1 +/- atezolizumabRoche/Lisata Phase 1b/2 (MORPHEUS) Active-controlled Pending initiation Multi-national

Development Milestones

A wealth of anticipated key milestones 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 ASCEND [AUS, NZ] First-line mPDAC BOLSTER Trial [USA] Various solid tumors (Basket Trial) CENDIFOX [USA] Pancreatic, Colon and Appendiceal Cancers Qilu: Phase 1b/2a [CHN] First-line mPDAC iLSTA [AUS] Non-resectable mPDAC N=155 Futility analysis N=120 OS data N=50 Colon/Appendiceal Cohorts PDAC Cohort N=41 N=30 Cohort A Topline data Preliminary PFS data Final PFS/OS data Final data PDAC 1st year data Final 6-month PFS/OS data • PFS: Progression-free Survival • OS: Overall Survival • ORR: Objective Response Rate 26 Enrolling First patient in Last patient in Interim Analysis Data Final data Milestone Achieved Enrolling Enrolling Enrolling Colon/Appendiceal 1st year data

A wealth of anticipated key milestones (contd.) 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Phase 2a [EST] First-line GBM Phase 1b/2a [USA] Peritoneal Carcinomatosis Qilu: Phase 2 [CHN] First-line mPDAC First patient in Last patient in Interim Analysis Data Final data 27 N=30 Final PFS/OS data N=21 Tumor Penetration data Final data ORR data N=50-60 Milestone Achieved • PFS: Progression-free Survival • OS: Overall Survival • ORR: Objective Response Rate

Financial Highlights

$54.4M Cash & Investments As of 9/30/2023 $0 Debt 1Q2026 Projected Cash Runway Into Common Shares Outstanding (9/30/2023): 8.1 million shares Options Outstanding (9/30/2023): Exercise Price: $0.02 - $4.22 = 1,082,000 shares Exercise Price: > $4.22 = 239,000 shares 1.3 million shares Warrants Outstanding (9/30/2023): Weighted Average Exercise Price: $42.51 1.4 million shares 29 Capital projected to fund all clinical programs to data

Strong Investment Rationale

Key factors supporting investment in Lisata Therapeutics * As of 9/30/2023; includes investments PEOPLE Seasoned management with successful international development experience and expertise TECHNOLOGY Proprietary field- leading technology in underserved global indications MILESTONES Multiple projected product and business milestones over the next 24 months CAPITAL $54.4 million cash*- no debt; Development funded through critical data milestones PARTNERING Platform technology “validated” by existing partnerships with potential for many others

C o p y r i g h t © 2 0 2 3 L i s a t a T h e r a p e u t i c s , I n c . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications o: (908) 842-0084 | e: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com

Appendix

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Lisata/AGITG [Australia/New Zealand] First-line mPDAC; Gemcitabine/nab-paclitaxel with LSTA1 or placebo Phase 2b (ASCEND) Corroborate Phase 1b results in a placebo- controlled trial and evaluate 2 dose regimens of LSTA1 for dose optimization Lisata [United States] Various Solid Tumors; SoC with LSTA1 or placebo Phase 2a (BOLSTER) Assess LSTA1 safety and effectiveness in several tumor types in a placebo-controlled trial (Proof-of- Concept) KUCC/Lisata [United States] Pancreatic, Colon & Appendiceal Cancers; LSTA1 + FOLFIRINOX + panitumumab* Phase 1b/2a (CENDIFOX) Tumor immuno-profiling pre- & post- treatment and LSTA1 effectiveness assessment in combination with chemo and an EGFR inhibitor (open label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a Assess safety, PK and therapeutic effect of LSTA1 in Chinese patients (open label) WARPNINE/Lisata [Australia] Locally advanced non-resectable PDAC; Durvalumab/gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a (iLSTA) Assess LSTA1 safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open label) WARPNINE/Lisata [Australia] Locally advanced non-resectable Gastroesophageal (GE) adenocarcinoma; Nivolumab + FFX + LSTA1 Phase 1b/2a (iGoLSTA) Assess LSTA1 safety and effectiveness in combination with IO & chemo in locally advanced GE AdenoCa; determine if inoperable tumors can become operable (open label) LSTA1 capital efficient development plan; shared costs & selective geography 3434 *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Tartu University/Lisata [Estonia] First-line Glioblastoma Multiforme; Temozolomide ± LSTA1 Phase 2a Assess LSTA1 safety and effectiveness in additional tumor type (GBM) a in placebo- controlled trial UCSD/Columbia University/Lisata [United States] Peritoneal Carcinomatosis LSTA+HIPEC intraoperatively Phase 1b/2a Assess safety and intraoperative tumor penetration of HIPEC in combination with LSTA1 (open label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 2b Continue development of LSTA1 in China (placebo controlled) Roche/Lisata [Multi-national] First-line mPDAC; Gemcitabine/nab-paclitaxel/LSTA1 ± atezolizumab Phase 1b/2 (MORPHEUS) Assess LSTA1 safety and effectiveness in combination with SoC chemotherapy & immunotherapy (controlled trial) LSTA1 capital efficient development plan; shared costs & selective geography 3535

ASCEND: Phase 2b, blinded, randomized trial in mPDAC Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney  Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS) Objective  Corroborate Phase 1b results in a placebo-controlled study  Determine if a second dose of LSTA1 further improves patient outcomes Design  Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two LSTA1 dose regimens or placebo Study Size  ~150 subjects (~40 sites planned in Australia and New Zealand) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Timing  Enrollment completion target late 2Q24  Earliest possible data 2024 3636

R INTERVENTION Arm (N=60) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days CONTROL Arm (N=30) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=40) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV • LSTA1 3.2 mg/kg IV 4 hours later Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=20) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV • Matching Placebo LSTA1 IV 4 hours later Dose on days 1, 8, 15 every 28 days R R Cohort A Cohort B 1:1 2:1 2:1 One dose of LSTA1 assessed Two doses of LSTA1 assessed Endpoints • Progression Free Survival (PFS) • ORR • OS • Safety • QoL • Exploratory Endpoints • Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney • LSTA funded • Timing: Enrollment completion target late 2Q24; Earliest possible data 2024 37 ASCEND: Phase 2b, blinded, randomized trial in mPDAC Phase 2b randomized, double- blind study in mPDAC testing gemcitabine + nab-paclitaxel (SoC) with two LSTA1 dose regimens or placebo

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of LSTA1 added to SoC in Chinese patients with mPDAC Design  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with LSTA1 Study Size  50 subjects (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Timing  Preliminary data expected 1H23 3838 Phase 1b/2a open-label trial in mPDAC in China

7 Day Safety Evaluation LSTA1 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg LSTA1 Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of LSTA1 for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg LSTA1 Day 1 7 Day Safety Evaluation LSTA1 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Preliminary data expected 1H23 39 Phase 1b/2a open-label trial in mPDAC in China *Qilu produced

Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides LSTA1 Objective  Evaluate the safety and therapeutic effect of LSTA1 in combination with neoadjuvant FOLFIRINOX-based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Design  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with LSTA1 ± panitumumab Study Size  50 subjects (20 PDAC, 15 colon and 15 appendiceal) Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Timing  Enrollment completion target 4Q23  Data readouts possible throughout 2023 with complete results expected 2024 4040 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Surgery COHORT 1 Resectable and borderline resectable PDAC Key Objectives: • Pathological response • Immune response pre- & post- treatment • PFS, OS FOLFIRINOX X 3 Cycles (± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3) Tissue immune profiling Biopsy if archival tissue not available COHORT 2 Colon and appendiceal cancer with peritoneal mets COHORT 3 Colon cancer with oligo metastatic disease Repeat Biopsy ~72 hours after C3D1 tx Tissue immune profiling FOLFIRINOX (± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3) + LSTA1 X 3, 6, or 9 Cycles Resume Standard of Care Phase 1b/2a open-label trial of LSTA1 in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX) • Sponsor/Partner: University of Kansas Medical Center (ITT) • KUCC funded: Lisata provides LSTA1 • Timing: Enrollment completion target 4Q23; data readouts possible throughout 2023; complete results expected 2024 41 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Sponsor/Partner  Lisata (U.S.) Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Design  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in 2nd line head and neck SCC, 2nd line esophageal SCC and 1st line cholangiocarcinoma testing corresponding SoC with LSTA1 or placebo Study Size  120 (40 per tumor type split 1:1 SoC + LSTA1 or SoC + placebo) Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Timing  First patient in target 3Q23 42 BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers

Dosed on Days 1, 8 every 21 days X 8 cycles Dosed every 21 days Dosed every 21 days Disease Progression Response rates Safety LSTA1 + paclitaxel Confirm Eligibility Informed Consent 2nd line Esophageal SCC (after failure on first line IO) Survival Analysis 72-hour run-in without SoC 72-hour run-in without SoC 2nd line HNSCC (after failure on first line IO) R Placebo + paclitaxel LSTA1 + docetaxel Placebo + docetaxel N=20 N=20 N=20 N=20 LSTA1 + cisplatin/gemcitabine/durvalumab 72-hour run-in without SoC 1st line Cholangio- carcinoma CCA Placebo + cisplatin/gemcitabine/durvalumab N=20 N=20 R R Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating LSTA1 when added to standard of care (SoC) versus standard of care alone in subjects with advanced solid tumors • Sponsor: Lisata • Timing: First patient in target 3Q23 43 BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Further evaluate safety and therapeutic efficacy of LSTA1 when added to SoC in Chinese patients with mPDAC Design  Phase 2b, double-blind, placebo-controlled, randomized study evaluating LSTA1 + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Study Size  TBD Endpoints  Objective response rate, progression free survival, overall survival  Safety Timing  Trial initiation target 1Q24 44 Phase 2 blinded, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + LSTA1 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=TBD N=TBD Phase 2b, double-blind, placebo-controlled, randomized, study evaluating LSTA1 when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Trial initiation target 4Q23 45 Phase 2 blinded, placebo-controlled trial in mPDAC in China

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced non-resectable pancreatic ductal adenocarcinoma (PDAC); determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Enrollment completion target 2Q24 46

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO Cohort 2 Gemcitabine + nab-paclitaxel + LSTA1 N=5 Cohort 1 Gemcitabine + nab-paclitaxel N=5 Cohort 3 Durvalumab + Gemcitabine + nab-paclitaxel + LSTA1 N=10-20 12 weeks 8 weeks tumor burden assessments until 24 months or recurrence 12 month Follow-up Primary Endpoint 24 months Follow-up completion Biopsy Screening Biopsy Week 12 Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until progression or death Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic ductal adenocarcinoma • Sponsor: WARPNINE, Inc. - funding trial • Timing: Enrollment completion target 2Q24 47

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate LSTA1 safety & therapeutic effect in combination with IO & Chemo in locally advanced non-resectable gastroesophogeal adenocarcinoma (GEAC); determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept, safety and early efficacy study of LSTA1 in combination with nivolumab and FOLFIRINOX, as first-line treatment in locally advanced non-resectable gastroesophageal adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  First patient treated target 3Q23 48 iGoLSTA: Phase 1b/2a trial in locally advanced GEAC with chemo & IO

Cohort 2 FOLFIRINOX + LSTA1 N=5 Cohort 1 FOLFIRINOX N=5 Cohort 3 Nivolumab + FOLFIRINOX + LSTA1 N=10-20 12 weeks 8 weeks tumor burden assessments until 24 months or recurrence 12 month Follow-up Primary Endpoint 24 months Follow-up completion Biopsy Screening Biopsy Week 12 Tumor burden assessment at screening, cycle 2, and then 8- weekly thereafter. Patients are treated with 14-day cycles until progression or death Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with nivolumab and FOLFIRINOX as first-line treatment in locally advanced non-resectable gastroesophageal adenocarcinoma • Sponsor: WARPNINE, Inc. funding trial • Timing: First patient treated target 3Q23 iGoLSTA: Phase 1b/2a trial in locally advanced GEAC with chemo & IO 49

Sponsor/Partner  Tartu University Hospital (Investigator initiated trial in Estonia)  Lisata providing study drug and funding trial Objective  Evaluate safety, tolerability, and therapeutic effect of LSTA1 in combination with standard- of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Design  Phase 2a double-blind, placebo-controlled, randomized study evaluating LSTA1 when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Study Size  N=30 Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  First patient treated target 4Q23 50 Phase 2a trial of LSTA1 with SoC in first-line GBM

Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles Disease Progression Response rates Safety Temodar® + LSTA1Confirm Eligibility Informed Consent 1:1 Survival Analysis 72-hour Run-in without SoC Newly Diagnosed GBM R Temodar® + LSTA1 matching placebo N=20 N=10 Phase 2a double-blind, placebo-controlled, randomized, proof-of-concept study evaluating LSTA1 when added to standard of care (temozolomide) versus temozolomide and matching LSTA1 placebo in subjects with newly diagnosed GBM • Sponsor: Tartu University Hospital; Estonia • Funding: Lisata • Timing: First patient treated target 4Q23 Phase 2a trial of LSTA1 with SoC in first-line in GBM 51